SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2000

                          GLOBALNET FINANCIAL.COM, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            ------------------------
                            (State of Incorporation)

             33-21443                                     06-1489574
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       (Commission File No.)                          (I.R.S. Employer
                                                     Identification No.)

        7284 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433
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               (Address of Principal Executive Offices) (Zip Code)

                                 (561) 417-8053
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              (Registrant's telephone number, including area code)

         Item 2.  Acquisition or Disposition of Assets.

         On August 1, 2000, GlobalNet Financial.com, Inc., a Delaware corporation ("GlobalNet"), acquired 100% of the outstanding common stock of Dalton Kent Securities Group, Inc., a New York corporation ("Dalton Kent"), a full service broker dealer offering stocks, bonds, options and mutual funds to United States (U.S.) and non-U.S. investors. As consideration, the Company issued to the eleven stockholders of Dalton Kent an aggregate of 1.45 million common shares having a fair market value at the time of issuance of $14.00 per share or an aggregate value of $20.3 million. The consideration was the product of arms length negotiations and was based on the prior operating history of Dalton Kent and its prospects when integrated into the operating and business model of the Company.

         Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

         The audited financial statements of Dalton Kent Securities Group, Inc. for the year ended December 31, 1999 are being filed herewith as Exhibit 99.1 and the unaudited financial statements of Dalton Kent Securities Group, Inc. for the six months ended June 30, 2000 are being filed herewith as Exhibit 99.2.

         (b) Pro Forma Financial Information.

         The pro forma financial information for the year ended December 31, 1999 and for the six months ended June 30, 2000 are being filed herewith as
Exhibit 99.3.

         (c) Exhibits.

         The following documents are being filed as exhibits to this report:

              Exhibit No.  Description
              -----------  -----------

                  2.1* Agreement and Plan of Merger dated as of July 31, 2000 by and among GlobalNet Financial.com, Inc., GlobalNetSecurities Mergerco, Inc., Dalton Kent Securities Group, Inc., and the stockholders of Dalton Kent Securities Group, Inc.

                  99.1 Audited Financial Statements of Dalton Kent Securities Group, Inc., as of December 31, 1999.

                  99.2 Unaudited Condensed Financial Statements of Dalton Kent Securities Group, Inc., as of the six months ended June 30, 2000 and 1999.

                  99.3 Unaudited pro forma financial information for the year ended December 31, 1999 and for the six months ended June 30, 2000, including Dalton Kent Securities Group, Inc. as part of GlobalNet Financial.com, Inc.

* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 4, 2000


                                       GLOBALNET FINANCIAL.COM, INC.



                                       By: /s/ W. THOMAS HODGSON
                                          --------------------------------------
                                           W. Thomas Hodgson
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------

   99.1 Audited Financial Statements of Dalton Kent Securities Group, Inc., as of December 31, 1999.

   99.2 Unaudited Condensed Financial Statements of Dalton Kent Securities Group, Inc., as of the six months ended June 30, 2000 and 1999.

   99.3 Unaudited pro forma financial information for the year ended December 31, 1999 and for the six months ended June 30, 2000, including Dalton Kent Securities Group, Inc. as part of GlobalNet Financial.com, Inc.